EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

Supplement to Summary Prospectus dated March 1, 2022 as revised July 1, 2022 and as supplemented,

Prospectus dated March 1, 2022 as revised April 29, 2022

and Statement of Additional Information dated March 1, 2022 as supplemented

(the "Fund")

Effective June 30, 2023, the portfolio manager of the Fund will be as follows:

Portfolio Manager

Marshall L. Stocker, Vice President of Eaton Vance Management and Boston Management and Research, has managed the Fund since its inception in November 2014 and Global Macro Capital Opportunities Portfolio since its inception in November 2013.

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